UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 4, 2016

American Riding Tours, Inc.

(Exact name of registrant as specified in its charter)

Commission File Number: 000-55120

Nevada	46-2143018
(State or other jurisdiction of	(IRS Employer
incorporation)	Identification No.)

848 N. Rainbow Blvd., Suite 136, Las Vegas, NV	89107-1103
(Address of principal executive offices)	(Zip Code)

(702) 277-5916

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.01.  Changes in Control of Registrant.

American Riding Tours Inc. (the "Company") on February 4, 2016, underwent a change of control of ownership. VERSAI Inc. returned the 3,000,000 control shares to Edward C. Zimmerman III that it had purchased from Mr. Zimmerman on September 24, 2015 in order that the company may continue as a going concern. In consideration for the return of the 3,000,000 common shares to Mr. Zimmerman, the Company shall issue 500,000 restricted common shares to the lending group who provided to VERSAI, Inc. the cash consideration to purchase the 3,000,000 control shares on September 24, 2015.

The Company has 3,300,000 common shares issued and outstanding. The transfer of ownership of 3,000,000 shares represents 90.9% ownership in the Company.

SECURITY OWNERSHIP OF BENEFICIAL OWNERSHIP AND MANAGEMENT

The following table presents information, to the best of our knowledge, about the ownership of our common stock on February 4, 2016 relating to those persons known to beneficially own more than 5% of our capital stock and by our named executive officer and sole director.

Beneficial ownership is determined in accordance with the rules of the U. S. Securities and Exchange Commission and does not necessarily indicate beneficial ownership for any other purpose. Under these rules, beneficial ownership includes those shares of common stock over which the stockholder has sole or shared voting or investment power. It also includes shares of common stock that the stockholder has a right to acquire within 60-days after February 4, 2016 pursuant to options, warrants, conversion privileges or other right. The percentage ownership of the outstanding common stock, however, is based on the assumption, expressly required by the rules of the Securities and Exchange Commission, that only the person or entity whose ownership is being reported has converted options or warrants into shares of American Riding Tours Inc.'s common stock.

TITLE OF CLASS	NAME OF BENEFICIAL OWNER AND POSITION	AMOUNT AND NATURE OF BENEFICIAL OWNERSHIP	PERCENT OF CLASS BEFORE CONVERSION(1)	PERCENT OF CLASS AFTER CONVERSION(2)
Common Stock	Edward C. Zimmerman III (3)	3,000,000	90.9%	34.4%

Ownership upon conversion of Shareholders'
preferred stock

Common Stock	MVS, Inc. (4)	20,000,000	0.0%	85.8%
Preferred Stock	MVS, Inc. (4)(5)	200,000	100%	0%

DIRECTORS AND OFFICERS AS A GROUP
	(1 person)	3,000,000	90.9%	34.4%

(1)     Percent of Class based on 3,300,000 shares before conversion of registered preferred stock.

(2)     Percent of Class based on 23,300,000 shares after conversion of the 200,000 registered preferred stock.

(3)     Edward C. Zimmerman III, 3415 Ocatillo Mesa Way, North Las Vegas, NV 89031.

(4)     MVS Inc., 1825 Imperial Cup Dr., Las Vegas, NV 89117.

(5)     At any time and from time-to-time any holder of the Preferred Convertible shares may convert any or all of the shares of Series A Convertible Preferred Stock held by such holder at the ratio of one hundred (100) shares of Common Stock for every one (1) share of Series A Convertible Preferred Stock. However, the beneficial owner of such Series A Convertible Preferred Stock cannot not convert their Series A Convertible Preferred stock where they will beneficially own in excess of 4.9% of the shares of the Common Stock.

If MVS Inc. converts their entire amount of registered preferred stock to common stock, they will at such time own 85.8% of our common stock. This would result in a change of control of the Company.

We believe that all persons named have full voting and investment power with respect to the shares indicated, unless otherwise noted in the table. Under the rules of the Securities and Exchange Commission, a person (or group of persons) is deemed to be a "beneficial owner" of a security if he or she, directly or indirectly, has or shares the power to vote or to direct the voting of such security, or the power to dispose of or to direct the disposition of such security. Accordingly, more than one person may be deemed to be a beneficial owner of the same security. A person is also deemed to be a beneficial owner of any security, which that person has the right to acquire within 60 days, such as options or warrants to purchase our common stock.

Item 5.02.  Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

On February 4, 2016, the Registrant accepted the resignation of Joseph S. Smith as Officer and Director. Pursuant to Nevada Corporate law, NRS 78.335(5), the majority shareholder, prior to accepting the resignation of Joseph S. Smith nominated Edward C. Zimmerman III to the Board of Directors, effective February 4, 2016. Mr. Zimmerman accepted the nomination. The new board member will hold office for the unexpired term of his predecessor(s) and/or until his successor(s) are elected and qualified. Further, the board appointed Mr. Zimmerman on an interim positions Chairman, CEO, and Chief Accounting Officer.

The new Board Member was appointed to the Board based on the change of company, whereby the new Board Member controlled 90.9% of the 3,300,000 issued and outstanding shares of capital stock of the Company.

No agreements exist among present or former controlling stockholders or directors of the Registrant with respect to the election of the members of the board of directors, and to the Registrant's knowledge, no other agreements exist which might result in a change of control of the Registrant.

CURRENT DIRECTORS AND OFFICERS

The names, ages and positions of the Company's director and executive officer are as follows:

Name	Age	Position & Offices Held
Edward C. Zimmerman III	37	Director, CEO, Chief Accounting Officer

Background of Edward C. Zimmerman III, Director, CEO, Chief Accounting Officer

Edward C. Zimmerman III brings to American Riding Tours, Inc. over eight years of experience in the travel and tourism industry. Further, Mr. Zimmerman has been a licensed motorcyclist for four years, and has been a Competition level member in good standing of the American Motorcyclist Association (“AMA”) for the same. Additionally, he has experience as a former CEO of reporting companies. It is this background that led to the conclusion that Mr. Zimmerman should serve as director of the Company.

Mr. Zimmerman previously served as the Company's director, president, and secretary since inception, and will serve on the board until the next annual shareholders' meeting of the Company or until a successor is elected. There are no agreements or understandings for the officer and director to resign at the request of another person, and the above-named officer and director is not acting on behalf of, nor will act at the direction of, any other person.

Set forth below is the name of the sole director and officer of the Company, all positions and offices with the Company held, the period during which he has served as such, and his business experience:

Edward C. Zimmerman III - Work Background

American Riding Tours, Inc.

Las Vegas, Nevada

President and Tour Director

February 2013-September 2015, February 2016-Present

Law Offices of Thomas C. Cook, Ltd.

Las Vegas, Nevada

Law Clerk

March 2002-Present

National Filing Agents, Inc.

Las Vegas, Nevada

President. Company providing EDGAR file services

December 2002-October 2007

EZ Travel, Inc.

Las Vegas, Nevada

President and Travel Counselor

December 2001-March 2003

Ambassador Travel

Las Vegas, NV

Manager and Travel Counselor

1998 - 2002

Education:

Bonanza High School

Las Vegas, Nevada

Diploma, 1996

Heritage College

Las Vegas, Nevada

Diploma Travel & Tourism, 1998

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

American Riding Tours Inc.
Registrant

Date: February 4, 2016	By: /s/ Edward C. Zimmerman III
Edward C. Zimmerman III CEO/Director